As filed with the Securities and Exchange Commission on 10/21/86

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/X/

                      Pre-Effective Amendment No. ___
/ /
                      Post-Effective Amendment No. ___
/ /

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/X/

                               Amendment No. ___
/ /

                _________________________________

                     PRIME VALUE FUNDS, INC.
       (Exact Name of Registrant as Specified in Charter)

             61 Broadway, New York, New York  10006
       (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 363-
3000

                _________________________________

                         John Y. Keffer
                 Keffer Capital Management Inc.
                           61 Broadway
                    New York, New York 10006
             (Name and address of agent for service)

                  Copies of communications to:

                    Anthony C.J. Nuland, Esq.
                         Seward & Kissel
                  818 Connecticut Avenue, N.W.
                     Washington, D.C.  20006

                _________________________________




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It is proposed that this filing will become effective (check appropriate box)

/ /      immediately upon filing pursuant to paragraph (b)
/ /      on (date) pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)
/ /      on (date) pursuant to paragraph (a) of Rule 485.

         Registrant declares that an indefinite number of its shares of its stock, par value $.001 per share, are being registered by this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effecitve on such date as the Commission acting pursuant to said Section 8(a), may determine.

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